Exhibit 10.4
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        Prima Oil & Gas Company
                                                         December 13, 2001




Unioil
Joseph Associates of Greeley, Inc.
P.O. Box 310
Evans, CO  80620


                                                   RE:   Farmout/Farmout Option
                                                         Agreement dated 11/7/96
                                                         Weld County, Colorado


Gentlemen:

     Due to the drop in oil and gas prices, Prima Oil & Gas Company decided to suspend drilling operations until 2002. We did not feel it was prudent to develop the reserves at the low prices. Therefore, we respectfully request that we extend the termination date of our Farmout/Farmout Option Contract until the end of 2002.

     The locations left are as follows:

     Township 5 North, Range 65 West
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     Section 23: SWNE; NESW; SWSE
     Section 24: SWNW

     Township 5 North, Range 67 West
     -------------------------------
     Section 11: SE/4; E/2SW/4; NWSW
     Section 22: NWSE; W/2NE/4; SENE

     Township 6 North, Range 66 West
     -------------------------------
     Section 30: S/2SW/4


     Pursuant to that certain Farmout/Farmout Option Agreement dated November 7, 1996, ("the Agreement") between Unioil, ("Unioil"), Joseph Associates of Greeley, Inc. ("JAGI") and Prima Oil & Gas Company ("Prima"), the rights under the Agreement will terminate December 31, 2001. Unioil, JAGI and Prima hereby agree to extend the termination date from December 31, 2001 to December 31, 2002.






              1099 18th Street o Suite 400 o Denver, Colorado 80202
         Office: 303.297.2300 o Fax: 303.297.7708 o www.primaenergy.com
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     If you are in agreement with the foregoing, please sign, date and return one copy of this letter at your earliest convenience.

                                                    Sincerely,

                                                    PRIMA OIL & GAS COMPANY


                                                    /s/ Cindi Danner


                                                    Cindi Danner, CPL
                                                    Landman


AGREED TO AND ACCEPTED THIS 14th DAY OF DECEMBER, 2001.
                           -----        --------

UNIOIL                                        JOSEPH ASSOCIATES OF GREELEY, INC.

/s/ F. C. Jones                               /s/ F.C. Jones
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Printed Name:   F. C. Jones                   Printed Name:  F. C. Jones
             ---------------------                         ---------------------
Title:  VP                                    Title:  VP
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